UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2022
(Date of earliest event reported)

3650R 2022-PF2 Commercial Mortgage Trust

(Exact name of issuing entity)

(Central Index Key Number 0001948175)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Column Financial, Inc.

(Central Index Key Number 0001628601)

(Exact name of sponsor as specified in its charter)

3650 REIT Commercial Mortgage Securities II LLC

(Exact name of registrant as specified in its charter)

(Central Index Key Number 0001856217)

Delaware	333-255181-02	86-3132877
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2977 McFarlane Road, Suite 300

Miami, Florida 33133

(Address of principal executive offices of registrant)

(310) 862-9994

Registrant’s telephone number, including area code

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On November 30, 2022, 3650 REIT Commercial Mortgage Securities II LLC (the “Depositor”) caused the issuance of the 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2022-PF2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2022-PF2, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, A-SB, Class A-S and Class B Certificates (the “Public Certificates”), having an aggregate initial principal amount of $671,126,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), Credit Suisse Securities (USA) LLC (“CS”) and Mischler Financial Group, Inc. (“Mischler” and, collectively with DBSI, CGMI and CS, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated November 21, 2022 among the Registrant, the Underwriters and 3650 Real Estate Investment Trust 2 LLC. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report. Additionally, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of November 21, 2022.

On November 30, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $617,126,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of approximately $7,292,621, were approximately $665,327,195. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant. Of the expenses paid by the Registrant, approximately $1,915,554 in the form of fees were paid to the Underwriters, approximately $150,000 were paid to or for the Underwriters and $5,227,067 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-255181) was originally declared effective on June 9, 2021.

On November 30, 2022, the Registrant sold the Class C, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $111,046,612, to CGMI, DBSI, CS and Mischler (collectively, in such capacity, the “Placement Agents”) pursuant to a Placement Agent Agreement, dated November 21, 2022, among the Depositor, 3650 Real Estate Investment Trust 2 LLC and the Placement Agents. The Private Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 21, 2022 and filed with the Securities and Exchange Commission on November 30, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described above.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Non-Serviced PSA (if any)	Intercreditor Agreement
Concord Mills	4.2	4.4
Triple Net Portfolio	N/A	4.5
330 West 34th Street Leased Fee	4.2	4.6
Central States Industrial Portfolio	N/A	4.7
Art Ovation Hotel	N/A	4.8
TOTAL Plaza	N/A	4.9
500 Delaware	N/A	4.10
Patewood Corporate Center	4.3	4.11
IPG Portfolio	4.2	4.12
RH HQ	N/A	4.13
800 Cesar Chavez	N/A	4.14
Meadowood Mall	N/A	4.15
PetSmart HQ	4.3	4.16
Icon One Daytona	4.3	4.17
Lakeshore Marketplace	N/A	4.18

The Certificates represent, in the aggregate, the entire beneficial ownership in 3650R 2022-PF2 Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2022-PF2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial or multifamily properties. The Mortgage Loans were acquired by the Registrant (1) from 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2022 and as to which an executed version is attached hereto as Exhibit 99.1, between 3650 REIT and the Registrant, (2) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2022 and as to which an executed version is attached hereto as Exhibit 99.2, between GACC and the Registrant, (3) from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2022 and as to which an executed version is attached hereto as Exhibit 99.3, between CREFI and the Registrant, and (4) from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, dated as of November 30, 2022 and as to which an executed version is attached hereto as Exhibit 99.4, between Column and the Registrant.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Placement Agents, pursuant to the Certificate Purchase Agreement.

Credit Risk Retention

3650 Real Estate Investment Trust 2 LLC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase and retention of the Class E-RR, F-RR, Class G-RR, Class J-RR and Class NR-RR Certificates (such retained portion, the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $33,631,095 (excluding accrued interest), representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $33,630,991, representing 5.00% of the aggregate fair value, as of the Closing Date, of all the Certificates (other than the Class R Certificates), excluding accrued interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus, dated November 9, 2022, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated November 21, 2022, by and among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Mischler Financial Group, Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2022 by and among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Benchmark 2022-B37 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.3	3650R 2021-PF1 PSA (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	Concord Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	Triple Net Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	330 West 34th Street Leased Fee Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	Central States Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	Art Ovation Hotel Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	TOTAL Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	500 Delaware Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	Patewood Corporate Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	IPG Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.13	RH HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	800 Cesar Chavez Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	Meadowood Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	PetSmart HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	Icon One Daytona Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	Lakeshore Marketplace Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2022.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between 3650 Real Estate Investment Trust 2 LLC, as seller, and 3650 REIT Commercial Mortgage Securities II LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between German American Capital Corporation, as seller, and 3650 REIT Commercial Mortgage Securities II LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between Citi Real Estate Funding, as seller, and 3650 REIT Commercial Mortgage Securities II LLC.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between Column Financial, Inc., as seller, and 3650 REIT Commercial Mortgage Securities II LLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2022	3650 REIT COMMERCIAL MORTGAGE SECURITIES II LLC

	By:	/s/ Tobin Cobb
Name: Tobin Cobb
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated November 21, 2022, by and among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Mischler Financial Group, Inc.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2022 by and among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Benchmark 2022-B37 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	3650R 2021-PF1 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	Concord Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	Triple Net Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	330 West 34th Street Leased Fee Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	Central States Industrial Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Art Ovation Hotel Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.9	TOTAL Plaza Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	500 Delaware Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Patewood Corporate Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	IPG Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	RH HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	800 Cesar Chavez Square Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	Meadowood Mall Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	PetSmart HQ Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	Icon One Daytona Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	Lakeshore Marketplace Intercreditor Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP, dated November 30, 2022 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 21, 2022.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between 3650 Real Estate Investment Trust 2 LLC, as seller, and 3650 REIT Commercial Mortgage Securities II LLC, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between German American Corporation, as seller, and 3650 REIT Commercial Mortgage Securities II LLC, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between Citi Real Estate Funding, as seller, and 3650 REIT Commercial Mortgage Securities II LLC.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 30, 2022, between Column Financial, Inc., as seller, and 3650 REIT Commercial Mortgage Securities II LLC.	(E)